Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated December 14, 2018
to Prospectus dated May 1, 2016 as supplemented

The AB VPS Real Estate Investment Portfolio is only available if you have been continuously invested in it since December 14, 2018.

The BlackRock High Yield V.I. Fund Class I was reorganized into the BlackRock Variable Series Funds II, Inc. Accordingly, the disclosure under Appendix B: Portfolio Information for the BlackRock Portfolios is replaced with the following:

Blackrock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund Class I	The fund seeks long-term growth of capital.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class I	The fund seeks high total investment return.	BlackRock Advisors, LLC
Blackrock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund Class I	The fund seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC